UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2020

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OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, on September 30, 2020, Oasis Petroleum Inc. (the “Company”) and certain of the Company’s wholly owned direct and indirect affiliates (collectively, “Oasis”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Oasis’s Chapter 11 cases are being jointly administered under the caption In re Oasis Petroleum Inc., et al. (the “Chapter 11 Cases”).

On October 1, 2020, the Company received a letter from the listing qualifications department staff of the NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that, as a result of the Chapter 11 Cases and in accordance with NASDAQ Listing Rules 5101, 5110(b), and IM-5101-1, the staff of NASDAQ has determined that the Company’s securities will be delisted from NASDAQ at the opening of business on October 12, 2020, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), unless the Company requests an appeal of the determination.

The Company’s common stock is expected to commence trading on the OTC Pink Marketplace under the symbol “OASAQ” on October 12, 2020. The Company can provide no assurance that its common stock will commence or continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s common stock on this market, whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market or whether quotes for the Company’s common stock will continue on this market in the future.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: October 2, 2020	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary